SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2004

SAVE THE WORLD AIR, INC.

(Exact name of registrant as specified in charter)

Nevada	0-29185	52-2088326

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5125 Lankershim Boulevard, North Hollywood, California 91601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 487-8000

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit 99

Item 5. Other Events.

Attached hereto as Exhibit 99 is a copy of the press release issued by Save the World Air, Inc. on May 28, 2004, regarding its 2004 Annual Meeting of Stockholders and annual meeting of the Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

Exhibit
Number	Document
99	Press release issued by Save the World Air, Inc. on May 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2004	SAVE THE WORLD AIR, INC.

	By:	/s/ Eugene E. Eichler

Eugene E. Eichler
President and Chief Financial Officer